UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 20, 2019

Marsh & McLennan Companies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement

2029 Notes Offering

On March 20, 2019, Marsh & McLennan Companies, Inc. (the “Company”) entered into an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) with Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Company $250 million aggregate principal amount of its 4.375% Senior Notes due 2029 (the “2029 Notes”). The 2029 Notes constitute a further issuance of the 4.375% Senior Notes due 2029, of which the Company issued $1.25 billion aggregate principal amount on January 15, 2019.

The 2029 Notes were registered under the Company’s effective shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-226427) under the Securities Act of 1933, as amended, as filed with the Securities and Exchange Commission on July 30, 2018 and are being offered by means of the Company’s prospectus dated July 30, 2018, as supplemented by the prospectus supplement dated March 20, 2019.

The closing of the sale of the 2029 Notes is expected to occur on March 27, 2019, subject to the satisfaction of customary closing conditions. The 2029 Notes will be issued pursuant to the indenture dated July 15, 2011, by and between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), filed as Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 (the “Base Indenture”), as supplemented by the Eleventh Supplemental Indenture by and between the Company and the Trustee, dated January 15, 2019, filed as Exhibit 4.1 to the Company’s Current Report on Form 10-K dated January 15, 2019.

The foregoing description of the underwriting agreement is qualified in its entirety by the underwriting agreement included as Exhibit 1.1 hereto and incorporated by reference herein.

Euro Notes Offering

On March 21, 2019, the Company closed its previously announced sale of €550 million aggregate principal amount of its 1.349% Senior Notes due 2026 and €550 million aggregate principal amount of its 1.979% Senior Notes due 2030 (together, the “Euro Notes”).

The Euro Notes were registered under the Company’s Registration Statement and were offered by means of the Company’s prospectus dated July 30, 2018, as supplemented by the prospectus supplement dated March 14, 2019.

The Euro Notes were issued on March 21, 2019 pursuant to the Base Indenture, as supplemented by a Twelfth Supplemental Indenture (the “Supplemental Indenture”), dated as of March 21, 2019, by and between the Company and the Trustee (attached hereto as Exhibit 4.1 and incorporated herein by reference). The forms of the Euro Notes are attached hereto as Exhibits 4.2 and 4.3 and are incorporated herein by reference. In connection with the closing of the offering of the Euro Notes, the Company also entered into a Paying Agency Agreement (the “Paying Agency Agreement”), dated as of March 21, 2019, with The Bank of New York Mellon, London Branch, as paying agent (attached hereto as Exhibit 4.4 and incorporated herein by reference).

The foregoing descriptions of the Supplemental Indenture, the Euro Notes and the Paying Agency Agreement contained herein are summaries and are qualified in their entirety by the Supplemental Indenture, the forms of Euro Notes and the Paying Agency Agreement attached hereto as Exhibits 4.1 through 4.4, respectively.

Item 8.01	Other Events

On March 20, 2019, the Company issued a press release announcing the pricing of the 2029 Notes. A copy of the press release is attached hereto as Exhibit 99.1.

A copy of the opinion of Davis Polk & Wardwell LLP, counsel to the Company, relating to the legality of the Euro Notes is filed as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 20, 2019, among Marsh & McLennan Companies, Inc., and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters named therein.

4.1	Twelfth Supplemental Indenture, dated March 21, 2019, between Marsh & McLennan Companies, Inc. and The Bank of New York Mellon, as trustee.

4.2	Form of 1.349% Senior Notes due 2026 (included in Exhibit 4.1 above).

4.3	Form of 1.979% Senior Notes due 2030 (included in Exhibit 4.1 above).

4.4	Paying Agency Agreement, dated March 21, 2019, between Marsh & McLennan Companies, Inc. and The Bank of New York Mellon, London Branch, as paying agent.

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell (included in Exhibit 5.1 above).

99.1	Press release issued by Marsh & McLennan Companies, Inc. on March 20, 2019.

EXHIBIT INDEX

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated March 20, 2019, among Marsh & McLennan Companies, Inc., and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters named therein.

4.1	Twelfth Supplemental Indenture, dated March 21, 2019, between Marsh & McLennan Companies, Inc. and The Bank of New York Mellon, as trustee.

4.2	Form of 1.349% Senior Notes due 2026 (included in Exhibit 4.1 above).

4.3	Form of 1.979% Senior Notes due 2030 (included in Exhibit 4.1 above).

4.4	Paying Agency Agreement, dated March 21, 2019, between Marsh & McLennan Companies, Inc. and The Bank of New York Mellon, London Branch, as paying agent.

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell (included in Exhibit 5.1 above).

99.1	Press release issued by Marsh & McLennan Companies, Inc. on March 20, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & MCLENNAN COMPANIES, INC.

By:	/s/ Katherine J. Brennan
Name:	Katherine J. Brennan
Title:	Deputy General Counsel, Chief Compliance Officer & Corporate Secretary

Date: March 21, 2019